Exhibit 99
                       MBNA CORPORATION AND SUBSIDIARIES

                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                                                       For the Three Months
                                                          Ended March 31,
                                                        1998          1997
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                                                            (unaudited)
INCOME STATEMENT DATA FOR THE PERIOD:

Net interest income................................ $    175,573  $    180,779
Provision for possible credit losses...............       88,598        58,405
Other operating income.............................      699,510       642,620
Other operating expense............................      545,135       559,791
  Net income.......................................      149,396       123,942
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PER COMMON SHARE DATA FOR THE PERIOD(a):

Earnings........................................... $        .29  $        .23
Earnings-assuming dilution.........................          .28           .22
Dividends..........................................          .09           .08
Book value.........................................         3.57          2.91

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RATIOS:

Return on average total assets.....................         2.81%         2.88%
Return on average stockholders' equity.............        31.19         29.89
Average receivables to average deposits............        87.22         97.12
Stockholders' equity to total assets...............         9.17          9.37

Loan Portfolio:
  Delinquency(b)...................................         3.49          3.30
  Net credit losses................................         2.57          1.99

Managed Loans(c):
  Delinquency......................................         4.66          4.23
  Net credit losses................................         4.19          3.75
  Net interest margin(d)...........................         7.37          7.54

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                       MBNA CORPORATION AND SUBSIDIARIES

                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                                                       For the Three Months
                                                          Ended March 31,
                                                        1998          1997
-------------------------------------------------------------------------------
                                                           (unaudited)

MANAGED LOAN DATA(c):

At Period End:
  Loans held for securitization.................... $  2,608,773  $  3,143,495
  Loan portfolio...................................    8,465,051     6,819,781
  Securitized loans................................   39,117,821    30,312,516
                                                    ------------  ------------
    Total managed loans............................ $ 50,191,645  $ 40,275,792
                                                    ============  ============

Average:
  Loans held for securitization.................... $  3,069,935  $  2,842,503
  Loan portfolio...................................    8,430,283     7,387,913
  Securitized loans................................   38,191,753    28,948,853
                                                    ------------  ------------
    Total managed loans............................ $ 49,691,971  $ 39,179,269
                                                    ============  ============
For the Period:
  Sales and cash advance volume.................... $ 17,973,231  $ 14,097,427

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BALANCE SHEET DATA AT PERIOD END:

Investment securities and money market instruments. $  4,962,553  $  3,846,509
Loans held for securitization......................    2,608,773     3,143,495

Credit card loans..................................    6,086,130     5,210,951
Other consumer loans...............................    2,378,921     1,608,830
                                                    ------------  ------------
  Total loans......................................    8,465,051     6,819,781
Reserve for possible credit losses.................     (178,297)     (127,828)
                                                    ------------  ------------
  Net loans........................................    8,286,754     6,691,953

Total assets.......................................   21,860,752    18,107,831
Total deposits.....................................   12,988,109    10,908,647
Stockholders' equity...............................    2,005,237     1,695,975
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                       MBNA CORPORATION AND SUBSIDIARIES

                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                                                       For the Three Months
                                                          Ended March 31,
                                                        1998          1997
-------------------------------------------------------------------------------
                                                           (unaudited)
AVERAGE BALANCE SHEET DATA:

Investment securities and money market instruments. $  4,410,639  $  3,384,088
Loans held for securitization......................    3,069,935     2,842,503

Credit card loans..................................    6,051,111     5,253,425
Other consumer loans...............................    2,379,172     2,134,488
                                                    -------------  -----------
  Total loans......................................    8,430,283     7,387,913
Reserve for possible credit losses.................     (168,646)     (119,214)
                                                    ------------   -----------
  Net loans........................................    8,261,637     7,268,699

Total assets.......................................   21,591,244    17,481,967
Total deposits.....................................   13,184,579    10,533,860
Stockholders' equity...............................    1,942,667     1,681,685
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Weighted average common shares outstanding(000)(a).      501,248       501,229
Weighted average common shares outstanding and
 common stock equivalents(000)(a)..................      528,165       525,280

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NOTES:
(a) For comparative purposes, per common share data and weighted average common shares outstanding and common stock equivalents have been restated to reflect the adoption of Statement of Financial Accounting Standards No. 128, "Earnings per Share" (Statement No. 128), and the three-for-two split of the Corporation's Common Stock, effected in the form of a dividend, issued October 1, 1997, to stockholders of record as of September 15, 1997. The Corporation adopted Statement No. 128, effective for financial statements issued for periods ending after December 15, 1997. In accordance with Statement No. 128, earnings per common share is computed using net income applicable to common stock and weighted average common shares outstanding, whereas, earnings per common share-assuming dilution includes the potential dilutive effect of common stock equivalents which are solely related to employee stock options. The Corporation has no other common stock equivalents.
(b) Loan portfolio delinquency does not include loans held for securitization or securitized loans.
(c) Managed loans include the Corporation's loans held for securitization, loan portfolio, and securitized loans.
(d) Managed net interest margin is presented on a fully taxable equivalent basis.
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